UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405

Name of Fund: BlackRock Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Balanced Capital                                             BLACKROCK
Fund, Inc.

SEMI-ANNUAL REPORT
MARCH 31, 2007 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Balanced Capital Fund, Inc.

Portfolio Information as of March 31, 2007

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
Baxter International, Inc. ..............................................   1.7%
Kimberly-Clark Corp. ....................................................   1.7
Nestle SA Registered Shares .............................................   1.6
Wyeth ...................................................................   1.6
General Electric Co. ....................................................   1.6
American International Group, Inc. ......................................   1.6
McDonald's Corp. ........................................................   1.5
Citigroup, Inc. .........................................................   1.5
Textron, Inc. ...........................................................   1.5
Morgan Stanley ..........................................................   1.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Domestic Common Stocks ..................................................  63.0%
Fixed Income Mutual Funds ...............................................  33.0
Foreign Common Stocks ...................................................   1.6
Other* ..................................................................   2.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Insurance ...............................................................   4.9%
Industrial Conglomerates ................................................   4.9
Food Products ...........................................................   4.5
Pharmaceuticals .........................................................   4.3
Oil, Gas & Consumable Fuels .............................................   4.3
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's Industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


2         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

A Letter to Shareholders

Dear Shareholder

For most financial markets, 2007 opened just as 2006 ended -- on a positive trajectory. At the end of February and into March, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, escalating geopolitical concerns in the Middle East and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally favorable global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed itself early in 2007 as economic data strengthened. Prices improved (and yields fell) again in February as equities struggled, but retrenched slightly in March. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.84% at the end of March 2007, while the one-month Treasury offered the highest yield on the curve at 5.07%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. Although the central bankers continue to express concern about potential inflationary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now.

Notwithstanding some recent volatility, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended March 31, 2007:

Total Returns as of March 31, 2007                                   6-month   12-month
=======================================================================================
U.S. equities (Standard & Poor's 500 Index)                          + 7.38%    +11.83%
---------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                         +11.02     + 5.91
---------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)    +14.85     +20.20
---------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  + 2.76     + 6.59
---------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       + 1.93     + 5.43
---------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                    + 7.59     +11.82
---------------------------------------------------------------------------------------

If recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on the markets, please ask your financial professional for the latest issue of "What's Ahead in 2007: First Quarter Update," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                             Sincerely,


                                             /s/ Robert C. Doll, Jr.

                                             Robert C. Doll, Jr.
                                             Fund President and Director


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         3

A Discussion With Your Fund's Portfolio Managers

      The Fund's asset allocation remained favorable and the equity portion of the portfolio continued to outpace the return of the benchmark S&P 500 Index.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2007, BlackRock Balanced Capital Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +6.72%, +6.57%, +6.16%, +6.15% and +6.43%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +7.38%, the benchmark Lehman Brothers Aggregate Bond Index returned +2.76%, and the Lipper Mixed-Asset Target Allocation Growth Funds category had an average return of +7.01%. (By portfolio practice, funds in this Lipper category maintain a mix of between 60% and 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

The U.S. stock market posted gains in five of the six months of the period, benefiting from a favorable combination of moderating economic growth, strong corporate earnings results, soaring merger-and-acquisition (M&A) activity, a passive Federal Reserve Board (the Fed) and some moderation in energy prices. Volatility increased toward period-end, however, punctuated by a sharp correction in late February as investors began to fear the affects of a weakening housing market on economic growth and consumer spending levels. Value continued to outperform growth, with the Russell 1000 Value Index returning +9.34% for the period while the Russell 1000 Growth Index earned a more modest +7.19%. Smaller-capitalization companies outpaced their larger brethren but all major indexes, styles and market-capitalization categories delivered attractive results. Bonds also posted positive returns, reacting favorably to evidence of weakening U.S. economic activity.

What factors most influenced Fund performance?

Asset allocation was favorable and equities comfortably outpaced their benchmark while bonds fell slightly short of their benchmark return. Within the equity portfolio, our underweight position and good stock selection in health care, the market's poorest-performing sector for the period, were the primary contributors to performance, led by better than 15% returns from positions in Baxter International, Inc., AmerisourceBergen Corp. and Schering-Plough Corp. Good stock selection in the technology sector also favorably contributed to results, led by better than 20% returns from positions in Accenture Ltd., Sun Microsystems, Inc. and Yahoo! Inc. Good stock selection in consumer staples further aided performance, driven by strength in non-U.S. holdings Nestle SA, Unilever NV and Cadbury Schweppes Plc. These areas of outperformance more than offset relative weakness in utilities, the market's second-strongest sector for the period, where our underweight position detracted from results. Our overweight position and poor stock selection in industrials further impaired performance, largely due to weakness from Masco Corp., Dover Corp. and Textron, Inc. Poor stock selection in energy also hurt results, as we were underweight in Exxon-Mobil Corp. and Chevron Corp., both of which performed well.

In the fixed income portfolio, underweight positions in the corporate and agency sectors, and in 30-year mortgage pass-through securities, detracted from performance in the first half of the period. A short duration stance and underweight posture on the intermediate portion of the yield curve hindered performance in the latter three months. Conversely, fixed income results were aided by an overweight exposure to high-quality, short-duration assets and our avoidance of the subprime mortgage market.

What changes were made to the portfolio during the period?

We continued to adjust the portfolio's holdings in response to ongoing market volatility. Within the equity portfolio, we furthered our efforts to enhance our risk/reward profile, eliminating stocks that had performed well or where we grew increasingly concerned about fundamental trends, while introducing stocks with expectations and valuations that appeared more reasonable. We added to and further repositioned our technology holdings, introducing new positions in Motorola, Inc. and Texas Instruments, Inc., adding to existing positions in International Business Machines Corp. and Intersil Corp., reducing positions in Accenture and Juniper Networks, Inc., and eliminating Symantec Corp. from the portfolio. At Motorola, problems in the company's core wireless handset business have resulted in dramatic earnings estimate downgrades and valuation compression. We believe most of this bad news is now incorporated into expectations while valuation is approaching trough levels. In addition, the company enjoys a net cash position of near $12 billion and activist investor Carl Icahn has established a position in the stock and is encouraging management to use this cash to benefit shareholders. At Texas Instruments, investor concern regarding the sustainability of the company's position in the wireless


4         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007
handset semiconductor market has created an attractive buying opportunity. We anticipate a favorable shift toward the high-performance analog business to drive margin improvement and valuation expansion. Meanwhile, the stock is selling near trough price-to-sales and price-to-book value multiples. By contrast, while we still believe the security market offers Symantec an attractive longer-term growth opportunity, the intense competitive environment and poor management execution caused us to question whether the company can capture this growth and deliver improved results.

In other sectors, we continued to increase our pharmaceutical exposure, introducing Pfizer, Inc. and Bristol-Myers Squibb Co. to the portfolio. Bristol-Myers Squibb has been a poor performer, essentially unchanged over the past five years as the headwinds from product patent expirations, generic competition, legal issues and poor management have caused revenues to stagnate and earnings to decline 50%. We now believe the company has passed the point of maximum pressure, creating an attractive buying opportunity. The company appears poised to deliver sharply accelerating growth over the next few years as eight recent product launches and its sizable product pipeline reverse the recent negative sales trends. In our view, downside risk is limited by the improving trends in its business, better than 4% dividend yield and takeover potential. Pfizer's stock declined to 2004 levels following the termination of a key new product development program over safety concerns. This created an attractive buying opportunity, in our assessment, as the stock is now the cheapest among large-cap pharmaceuticals. Pfizer has a strong balance sheet and generates substantial free cash flow that we expect to continue to be returned to shareholders. Downside risk is extremely limited with upside opportunity from further cost-cutting actions, new product success and/or ongoing capital redeployment. Also during the period, we added to a number of media-related holdings such as Comcast Corp. and Electronic Arts, Inc. on the back of stock price weakness. We believe these companies' control of unique content will ultimately command premium valuations. We also introduced Sony Corp. to the portfolio based upon its ongoing operational turnaround, strong brand equity, leading market shares and the recent launch of its next-generation video game console, all of which are expected to deliver accelerating revenue growth, improving margins and significant shareholder value. In the insurance sector, we reduced our position in Ace Ltd. and sold Endurance Specialty Holdings Ltd. while increasing our stake in RenaissanceRe Holdings Ltd. At Endurance, a new diversification strategy focused on the primary insurance market is a source of concern, as it may lead to margin degradation given the more competitive nature of this business. We believe RenaissanceRe offers much better value at the current depressed multiple. Finally, we sold our position in Weyerhaeuser Co., the paper and wood products company, whose stock has performed well this year as the company's restructuring program has begun to bear fruit. However, with fundamental trends deteriorating, we believe the risk/reward relationship for the stock is no longer in our favor.

In the fixed income portfolio, changes involved a shift in duration from long to short versus the benchmark, reflecting our view that the Fed would likely remain on hold rather than cut interest rates imminently. In addition, the portfolio's exposure to corporate bonds was reduced, as event risk remained quite high, valuations appeared unattractive and fundamentals seemed to have peaked.

How would you characterize the Fund's position at the close of the period?

At period-end, 65.9% of the Fund's net assets was invested in equities, 33.7% in fixed income securities and 0.4% in cash equivalents. This compares to 63.1% equities, 35.6% fixed income and 1.3% cash equivalents at the end of September. We have become increasingly constructive about prospects for the equity market as we move through 2007. Expectations for economic and corporate earnings growth have moderated to more achievable levels while overall market valuations have continued to compress, limiting the degree of downside risk. We believe the U.S. economy is in good shape, with accelerating growth in Europe and Asia contributing to a resurgent export sector. We expect consumer spending to slow but the impact of a weakened housing sector to be contained. Meanwhile, corporate balance sheets and free cash flow remain strong, leading to high levels of M&A activity. While future gains from stocks may not match the double-digit returns of recent years, we still anticipate solid performance. Meanwhile, bonds represent a relatively less attractive investment alternative, in our view, as interest rates have declined, the yield curve remains inverted and credit spreads have compressed. As always, we will continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Keith Anderson
Fixed Income Portfolio Manager

Scott Amero
Fixed Income Portfolio Manager

Matthew Marra
Fixed Income Portfolio Manager

Andrew Phillips
Fixed Income Portfolio Manager

April 11, 2007


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results

                                         6-Month       12-Month       10-Year
As of March 31, 2007                   Total Return  Total Return   Total Return
--------------------------------------------------------------------------------
Institutional Shares*                     +6.72%       +12.23%        + 88.56%
--------------------------------------------------------------------------------
Investor A Shares*                        +6.57        +11.94         + 83.89
--------------------------------------------------------------------------------
Investor B Shares*                        +6.16        +11.06         + 72.89
--------------------------------------------------------------------------------
Investor C Shares*                        +6.15        +11.04         + 70.12
--------------------------------------------------------------------------------
Class R Shares*                           +6.43        +11.64         + 80.66
--------------------------------------------------------------------------------
S&P 500(R) Index**                        +7.38        +11.83         +120.01
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***   +2.76        + 6.59         + 86.92
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

Performance Data (concluded)

BlackRock Balanced Capital Fund, Inc.
Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C and Class R Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from March 1997 to March 2007.

                                                                                                                     Lehman Brothers
            Institutional        Investor A        Investor B        Investor C          Class R           S&P 500    Aggregate Bond
                 Shares*+          Shares*+          Shares*+          Shares*+         Shares*+           Index++          Index+++
3/97              $10,000           $ 9,475           $10,000           $10,000          $10,000           $10,000           $10,000
3/98              $13,071           $12,355           $12,938           $12,940          $13,006           $14,800           $11,199
3/99              $12,982           $12,241           $12,725           $12,720          $12,853           $17,532           $11,925
3/00              $13,576           $12,767           $13,167           $13,165          $13,374           $20,677           $12,149
3/01              $13,424           $12,595           $12,890           $12,884          $13,159           $16,195           $13,671
3/02              $14,105           $13,197           $13,407           $13,401          $13,757           $16,234           $14,402
3/03              $11,553           $10,787           $10,869           $10,866          $11,259           $12,214           $16,085
3/04              $14,628           $13,617           $13,620           $13,610          $14,227           $16,504           $16,955
3/05              $15,455           $14,352           $14,241           $14,237          $14,958           $17,609           $17,149
3/06              $16,802           $15,565           $15,445           $15,320          $16,183           $19,673           $17,536
3/07              $18,856           $17,424           $17,289           $17,012          $18,066           $22,001           $18,692

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

+ The Fund, through a fully managed investment policy, utilizes equity, debt and convertible securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                          Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 3/31/07                                                   +12.23%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                                 + 5.98
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                                  + 6.55
--------------------------------------------------------------------------------

                                                  Return Without   Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 3/31/07                                +11.94%             +6.06%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                              + 5.71              +4.58
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                               + 6.28              +5.71
--------------------------------------------------------------------------------

                                                        Return         Return
                                                     Without CDSC   With CDSC+++
================================================================================
Investor B Shares++
================================================================================
One Year Ended 3/31/07                                  +11.06%           +6.56%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                + 4.89            +4.56
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                 + 5.63            +5.63
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 3/31/07                                 +11.04%           +10.04%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                               + 4.89            + 4.89
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                + 5.46            + 5.46
--------------------------------------------------------------------------------

                                                                          Return
================================================================================
Class R Shares
================================================================================
One Year Ended 3/31/07                                                   +11.64%
--------------------------------------------------------------------------------
Five Years Ended 3/31/07                                                 + 5.60
--------------------------------------------------------------------------------
Ten Years Ended 3/31/07                                                  + 6.09
--------------------------------------------------------------------------------

*     Assuming maximum sales charge of 5.25%.

+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

+++ Assuming payment of applicable contingent deferred sales charge.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2006 and held through March 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                   Expenses Paid
                              Beginning         Ending        During the Period*
                            Account Value    Account Value    October 1, 2006 to
                           October 1, 2006   March 31, 2007     March 31, 2007
================================================================================
Actual
================================================================================
Institutional                $   1,000          $1,067.20         $    2.94
--------------------------------------------------------------------------------
Investor A                   $   1,000          $1,065.70         $    4.22
--------------------------------------------------------------------------------
Investor B                   $   1,000          $1,061.60         $    8.12
--------------------------------------------------------------------------------
Investor C                   $   1,000          $1,061.50         $    8.12
--------------------------------------------------------------------------------
Class R                      $   1,000          $1,064.30         $    5.51
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Institutional                $   1,000          $1,022.06         $    2.87
--------------------------------------------------------------------------------
Investor A                   $   1,000          $1,020.81         $    4.13
--------------------------------------------------------------------------------
Investor B                   $   1,000          $1,017.02         $    7.95
--------------------------------------------------------------------------------
Investor C                   $   1,000          $1,017.02         $    7.95
--------------------------------------------------------------------------------
Class R                      $   1,000          $1,019.56         $    5.39
--------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.57% for Institutional, .82% for Investor A, 1.58% for Investor B, 1.58% for Investor C and 1.07% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

Schedule of Investments as of March 31, 2007 (Unaudited)       (in U.S. dollars)

     Shares
       Held   Common Stocks                                            Value
================================================================================
Aerospace & Defense -- 2.8%
    450,000   Honeywell International, Inc.                         $ 20,727,000
    300,000   Raytheon Co.                                            15,738,000
    450,000   United Technologies Corp.                               29,250,000
                                                                    ------------
                                                                      65,715,000
================================================================================
Automobiles -- 0.9%
    350,000   Harley-Davidson, Inc.                                   20,562,500
================================================================================
Beverages -- 1.0%
    400,000   Anheuser-Busch Cos., Inc.                               20,184,000
    200,000   Coca-Cola Enterprises, Inc.                              4,050,000
                                                                    ------------
                                                                      24,234,000
================================================================================
Building Products -- 1.1%
    950,000   Masco Corp.                                             26,030,000
================================================================================
Capital Markets -- 3.9%
    250,000   Legg Mason, Inc.                                        23,552,500
    800,000   Mellon Financial Corp.                                  34,512,000
    450,000   Morgan Stanley                                          35,442,000
                                                                    ------------
                                                                      93,506,500
================================================================================
Chemicals -- 1.2%
    600,000   E.I. du Pont de Nemours & Co.                           29,658,000
================================================================================
Commercial Banks -- 1.3%
    900,000   Wells Fargo & Co.                                       30,987,000
================================================================================
Communications Equipment -- 2.8%
  1,350,000   Cisco Systems, Inc. (a)                                 34,465,500
    850,000   Juniper Networks, Inc. (a)                              16,728,000
    800,000   Motorola, Inc.                                          14,136,000
                                                                    ------------
                                                                      65,329,500
================================================================================
Computers & Peripherals -- 3.4%
    750,000   Hewlett-Packard Co.                                     30,105,000
    335,000   International Business Machines Corp.                   31,577,100
  3,000,000   Sun Microsystems, Inc. (a)                              18,030,000
                                                                    ------------
                                                                      79,712,100
================================================================================
Diversified Financial Services -- 2.7%
    700,000   Citigroup, Inc.                                         35,938,000
    565,000   JPMorgan Chase & Co.                                    27,334,700
                                                                    ------------
                                                                      63,272,700
================================================================================
Diversified Telecommunication Services -- 2.1%
    600,000   AT&T Inc.                                               23,658,000
    700,000   Verizon Communications, Inc.                            26,544,000
                                                                    ------------
                                                                      50,202,000
================================================================================
Energy Equipment & Services -- 2.3%
    300,000   GlobalSantaFe Corp.                                     18,504,000
    200,000   Schlumberger Ltd.                                       13,820,000
    500,000   Weatherford International Ltd. (a)(e)                   22,550,000
                                                                    ------------
                                                                      54,874,000
================================================================================
Food Products -- 4.5%
    500,000   Cadbury Schweppes Plc (b)                               25,685,000
    290,000   General Mills, Inc.                                     16,883,800
    100,000   Nestle SA Registered Shares                             38,945,809
    855,000   Unilever NV (b)                                         24,983,100
                                                                    ------------
                                                                     106,497,709
================================================================================
Health Care Equipment & Supplies -- 1.7%
    750,000   Baxter International, Inc.                              39,502,500
================================================================================
Health Care Providers & Services -- 0.7%
    300,000   AmerisourceBergen Corp.                                 15,825,000
================================================================================
Hotels, Restaurants & Leisure -- 1.5%
    800,000   McDonald's Corp.                                        36,040,000
================================================================================
Household Durables -- 0.8%
    400,000   Sony Corp. (b)                                          20,196,000
================================================================================
Household Products -- 1.7%
    575,000   Kimberly-Clark Corp.                                    39,381,750
================================================================================
IT Services -- 0.9%
    560,000   Accenture Ltd. Class A                                  21,582,400
================================================================================
Industrial Conglomerates -- 4.9%
    275,000   3M Co.                                                  21,018,250
  1,050,000   General Electric Co.                                    37,128,000
    400,000   Textron, Inc.                                           35,920,000
    700,000   Tyco International Ltd.                                 22,085,000
                                                                    ------------
                                                                     116,151,250
================================================================================
Insurance -- 4.9%
    550,000   ACE Ltd.                                                31,383,000
    550,000   American International Group, Inc.                      36,971,000
    153,800   Genworth Financial, Inc. Class A                         5,373,772
    290,000   Prudential Financial, Inc.                              26,175,400
    350,000   RenaissanceRe Holdings Ltd.                             17,549,000
                                                                    ------------
                                                                     117,452,172
================================================================================
Internet Software & Services -- 1.0%
    750,000   Yahoo! Inc. (a)                                         23,467,500
================================================================================
Machinery -- 1.0%
    500,000   Dover Corp.                                             24,405,000
================================================================================
Media -- 1.7%
    100,000   CBS Corp. Class B                                        3,059,000
    900,000   Comcast Corp. Special Class A (a)                       22,923,000
    400,000   Walt Disney Co. (e)                                     13,772,000
                                                                    ------------
                                                                      39,754,000
================================================================================
Metals & Mining -- 0.9%
    615,000   Alcoa, Inc.                                             20,848,500
================================================================================
Oil, Gas & Consumable Fuels -- 4.3%
    375,000   Devon Energy Corp.                                      25,957,500
    250,000   EnCana Corp.                                            12,657,500
    235,000   Exxon Mobil Corp.                                       17,730,750
    600,000   Murphy Oil Corp. (e)                                    32,040,000
    200,000   Total SA (b)                                            13,956,000
                                                                    ------------
                                                                     102,341,750
================================================================================
Paper & Forest Products -- 1.1%
    300,000   International Paper Co.                                 10,920,000
    500,000   MeadWestvaco Corp.                                      15,420,000
                                                                    ------------
                                                                      26,340,000
================================================================================
Pharmaceuticals -- 4.3%
    700,000   Bristol-Myers Squibb Co.                                19,432,000
    300,000   GlaxoSmithKline Plc (b)                                 16,578,000
    350,000   Pfizer, Inc.                                             8,841,000
    800,000   Schering-Plough Corp.                                   20,408,000
    750,000   Wyeth                                                   37,522,500
                                                                    ------------
                                                                     102,781,500
================================================================================


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         9

Schedule of Investments (concluded)                            (in U.S. dollars)

     Shares
       Held   Common Stocks                                            Value
================================================================================
Semiconductors & Semiconductor Equipment -- 1.6%
    600,000   Applied Materials, Inc.                             $   10,992,000
    700,000   Intersil Corp. Class A                                  18,543,000
    300,000   Texas Instruments, Inc.                                  9,030,000
                                                                  --------------
                                                                      38,565,000
================================================================================
Software -- 1.3%
    350,000   Electronic Arts, Inc. (a)(e)                            17,626,000
    500,000   Microsoft Corp.                                         13,935,000
                                                                  --------------
                                                                      31,561,000
================================================================================
Specialty Retail -- 1.6%
    950,000   Limited Brands                                          24,757,000
    400,000   Office Depot, Inc. (a)                                  14,056,000
                                                                  --------------
                                                                      38,813,000
--------------------------------------------------------------------------------
              Total Common Stocks
              (Cost -- $1,053,183,542) -- 65.9%                    1,565,589,331

 Beneficial
   Interest   Mutual Funds                                            Value
===============================================================================

$659,000,000  Master Bond Portfolio of Master Bond Trust (c)     $  799,483,304
-------------------------------------------------------------------------------
              Total Mutual Funds
              (Cost -- $799,497,058) -- 33.7%                       799,483,304
===============================================================================

              Short-Term Securities
===============================================================================

$10,564,193   BlackRock Liquidity Series, LLC Cash Sweep
             Series, 5.26% (c)(f)                                    10,564,193
 46,875,850   BlackRock Liquidity Series, LLC Money Market
             Series, 5.33% (c)(d)(f)                                 46,875,850
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $57,440,043) -- 2.4%                          57,440,043
===============================================================================
Total Investments (Cost -- $1,910,120,643*) -- 102.0%             2,422,512,678
Liabilities in Excess of Other Assets -- (2.0%)                     (47,736,443)
                                                                 --------------
              Net Assets -- 100.0%                               $2,374,776,235
                                                                 ==============
-------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................     $ 1,923,128,191
                                                                ===============
      Gross unrealized appreciation .......................     $   523,805,449
      Gross unrealized depreciation .......................         (24,420,962)
                                                                ---------------
      Net unrealized appreciation .........................     $   499,384,487
                                                                ===============

(a)   Non-income producing security.

(b)   Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                       Interest/
                                                        Net          Dividend
       Affiliate                                     Activity         Income
       -------------------------------------------------------------------------
       BlackRock Liquidity Series, LLC
           Cash Sweep Series                       $(16,119,937)    $    618,307
       BlackRock Liquidity Series, LLC
           Money Market Series                     $(52,158,400)    $     19,931
       Master Bond Portfolio of Master Bond Trust  $(75,000,000)    $ 21,336,126
       -------------------------------------------------------------------------

(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or a portion of security, is on loan.

(f) Represents the current yield as of March 31, 2007.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


10         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

Statement of Assets and Liabilities

As of March 31, 2007 (Unaudited)
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
         Investments in unaffiliated securities, at value
           (including securities loaned of $44,872,657) (identified cost -- $1,053,183,542) .....                     $1,565,589,331
         Investments in affiliated securities, at value (identified cost -- $856,937,101) .......                        856,923,347
         Cash ...................................................................................                             42,499
         Receivables:
            Securities sold .....................................................................    $   9,105,319
            Dividends ...........................................................................        2,086,231
            Capital shares sold .................................................................        1,423,877
            Securities lending ..................................................................            2,781        12,618,208
                                                                                                     -------------
         Prepaid expenses and other assets ......................................................                             53,648
                                                                                                                      --------------
         Total assets ...........................................................................                      2,435,227,033
                                                                                                                      --------------

====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
         Collateral on securities loaned, at value ..............................................                         46,875,850
         Payables:
            Securities purchased ................................................................        9,092,410
            Capital shares redeemed .............................................................        2,569,718
            Administrator .......................................................................          817,179
            Distributor .........................................................................          401,701
            Other affiliates ....................................................................          196,225        13,077,233
                                                                                                     -------------
         Accrued expenses .......................................................................                            497,715
                                                                                                                      --------------
         Total liabilities ......................................................................                         60,450,798
                                                                                                                      --------------

====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
         Net assets .............................................................................                     $2,374,776,235
                                                                                                                      ==============

====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
         Institutional Shares of Common Stock, $.10 par value, 400,000,000 shares authorized ....                     $    4,444,225
         Investor A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized .......                          3,289,607
         Investor B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized .......                            471,335
         Investor C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized .......                            386,152
         Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized ..........                             21,940
         Paid-in capital in excess of par .......................................................                      1,804,047,198
         Undistributed investment income -- net .................................................    $   9,235,097
         Undistributed realized capital gains -- net ............................................       40,477,972
         Unrealized appreciation -- net .........................................................      512,402,709
                                                                                                     -------------
         Total accumulated earnings -- net ......................................................                        562,115,778
                                                                                                                      --------------
         Net Assets .............................................................................                     $2,374,776,235
                                                                                                                      ==============

====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
         Institutional -- Based on net assets of $1,232,345,106 and 44,442,249 shares outstanding                     $        27.73
                                                                                                                      ==============
         Investor A -- Based on net assets of $909,274,048 and 32,896,070 shares outstanding ....                     $        27.64
                                                                                                                      ==============
         Investor B -- Based on net assets of $126,563,089 and 4,713,354 shares outstanding .....                     $        26.85
                                                                                                                      ==============
         Investor C -- Based on net assets of $100,722,012 and 3,861,524 shares outstanding .....                     $        26.08
                                                                                                                      ==============
         Class R -- Based on net assets of $5,871,980 and 219,398 shares outstanding ............                     $        26.76
                                                                                                                      ==============

      See Notes to Financial Statements.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         11

Statement of Operations

For the Six Months Ended March 31, 2007 (Unaudited)
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $131,538 foreign withholding tax) .................................                      $ 14,653,316
            Interest (including $618,307 from affiliates) .......................................                           682,571
            Securities lending -- net ...........................................................                            19,931
            Net investment income allocated from the Master Portfolio:
               Interest .........................................................................                        21,589,224
               Dividends ........................................................................                            95,677
               Securities lending -- net ........................................................                            46,552
               Expenses .........................................................................                          (395,327)
                                                                                                                       ------------
            Total investment income and net investment income allocated from the Master Portfolio                        36,691,944
                                                                                                                       ------------

====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ............................................................    $   4,961,859
            Service fees -- Investor A ..........................................................        1,155,803
            Service and distribution fees -- Investor B .........................................          695,480
            Transfer agent fees -- Institutional ................................................          620,401
            Service and distribution fees -- Investor C .........................................          511,679
            Transfer agent fees -- Investor A ...................................................          467,205
            Professional fees ...................................................................          117,250
            Printing and shareholder reports ....................................................          100,388
            Transfer agent fees -- Investor B ...................................................           83,210
            Custodian fees ......................................................................           82,507
            Directors' fees and expenses ........................................................           68,136
            Transfer agent fees -- Investor C ...................................................           59,686
            Registration fees ...................................................................           58,598
            Service and distribution fees -- Class R ............................................           12,794
            Transfer agent fees -- Class R ......................................................            2,627
            Pricing fees ........................................................................            1,432
            Other ...............................................................................           81,539
                                                                                                     -------------
            Total expenses before waiver ........................................................        9,080,594
            Waiver of expenses ..................................................................         (264,155)
                                                                                                     -------------
            Total expenses after waiver .........................................................                         8,816,439
                                                                                                                       ------------
            Investment income -- net ............................................................                        27,875,505
                                                                                                                       ------------

====================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments -- net ...............................................................       55,726,909
               Foreign currency transactions -- net .............................................          568,352
               Allocations from the Master Portfolio -- net .....................................        2,587,231       58,882,492
                                                                                                     -------------
            Change in unrealized appreciation/depreciation on:
               Investments -- net ...............................................................       69,451,716
               Foreign currency transactions -- net .............................................            8,096
               Allocations from the Master Portfolio -- net .....................................       (1,638,345)      67,821,467
                                                                                                     ------------------------------
            Total realized and unrealized gain -- net ...........................................                       126,703,959
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations ................................                      $154,579,464
                                                                                                                       ============

      See Notes to Financial Statements.


12         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

Statements of Changes in Net Assets

                                                                                     For the Six
                                                                                    Months Ended           For the
                                                                                      March 31,          Year Ended
                                                                                        2007            September 30,
Increase (Decrease) in Net Assets:                                                   (Unaudited)            2006
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................    $    27,875,505     $    54,109,786
            Realized gain -- net .............................................         58,882,492         108,528,049
            Change in unrealized appreciation/depreciation -- net ............         67,821,467          96,048,622
                                                                                  -----------------------------------
            Net increase in net assets resulting from operations .............        154,579,464         258,686,457
                                                                                  -----------------------------------

=====================================================================================================================
Dividends & Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
               Institutional .................................................        (20,607,528)        (25,372,004)
               Investor A ....................................................        (14,424,076)        (16,341,899)
               Investor B ....................................................         (1,587,998)         (2,094,596)
               Investor C ....................................................         (1,304,366)         (1,124,283)
               Class R .......................................................            (76,044)            (67,364)
            Realized gain -- net:
               Institutional .................................................        (57,419,299)        (76,450,213)
               Investor A ....................................................        (43,382,214)        (55,980,296)
               Investor B ....................................................         (6,663,649)        (15,290,188)
               Investor C ....................................................         (5,091,308)         (6,794,035)
               Class R .......................................................           (244,993)           (267,806)
                                                                                  -----------------------------------
            Net decrease in net assets resulting from dividends and
              distributions to shareholders ..................................       (150,801,475)       (199,782,684)
                                                                                  -----------------------------------

=====================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions        (20,224,505)       (377,867,626)
                                                                                  -----------------------------------

=====================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------


            Total decrease in net assets .....................................        (16,446,516)       (318,963,853)
            Beginning of period ..............................................      2,391,222,751       2,710,186,604
                                                                                  -----------------------------------
            End of period* ...................................................    $ 2,374,776,235     $ 2,391,222,751
                                                                                  ===================================
                *Undistributed investment income -- net ......................    $     9,235,097     $    19,359,604
                                                                                  ===================================

      See Notes to Financial Statements.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         13

Financial Highlights

                                                                                Institutional
                                           ----------------------------------------------------------------------------------------
                                           For the Six
                                           Months Ended    For the Year Ended   For the Period             For the Year
The following per share data and ratios     March 31,        September 30,       April 1, 2003            Ended March 31,
have been derived from information            2007      -----------------------  to Sept. 30,  ------------------------------------
provided in the financial statements.      (Unaudited)     2006         2005         2004         2003         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $    27.71       $27.00       $26.76       $24.31       $21.73       $27.58       $28.38
                                           ----------------------------------------------------------------------------------------
Investment income -- net** ...............        .35          .63          .57          .44          .24          .65          .71
Realized and unrealized gain (loss) -- net       1.49         2.22         1.57         2.50         2.65        (5.60)         .66
                                           ----------------------------------------------------------------------------------------
Total from investment operations .........       1.84         2.85         2.14         2.94         2.89        (4.95)        1.37
                                           ----------------------------------------------------------------------------------------
Less dividends and distributions:
      Investment income -- net ...........       (.48)        (.54)        (.64)        (.49)        (.31)        (.69)        (.76)
      Realized gain -- net ...............      (1.34)       (1.60)       (1.26)          --           --         (.21)       (1.41)
                                           ----------------------------------------------------------------------------------------
Total dividends and distributions ........      (1.82)       (2.14)       (1.90)        (.49)        (.31)        (.90)       (2.17)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ...........     $27.73       $27.71       $27.00       $26.76       $24.31       $21.73       $27.58
                                           ========================================================================================

===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......       6.72%+      11.24%        8.18%       12.17%       13.31%+     (18.09%)       5.07%
                                           ========================================================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................        .57%++*      .59%++       .58%++       .58%++       .60%*        .59%         .57%
                                           ========================================================================================
Expenses .................................        .59%++*      .61%++       .61%++       .60%++       .60%*        .59%         .57%
                                           ========================================================================================
Investment income -- net .................       2.52%++*     2.40%++      2.11%++      1.67%++      1.97%*       2.72%        2.60%
                                           ========================================================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) . $1,232,345   $1,215,143   $1,340,212   $1,405,513   $1,455,944   $1,396,989   $1,957,869
                                           ========================================================================================
Portfolio turnover .......................         12%          12%          15%          17%          47%          52%          31%
                                           ========================================================================================

*     Annualized.

** Based on average shares outstanding.

+ Aggregate total investment return.

++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


14         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

                                                                                 Investor A
                                           ----------------------------------------------------------------------------------------
                                           For the Six
                                           Months Ended    For the Year Ended   For the Period             For the Year
The following per share data and ratios     March 31,        September 30,       April 1, 2003            Ended March 31,
have been derived from information            2007      -----------------------  to Sept. 30,  ------------------------------------
provided in the financial statements.      (Unaudited)     2006         2005         2004         2003         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $    27.63   $    26.92   $    26.69   $    24.25   $    21.68   $    27.50   $    28.31
                                           ----------------------------------------------------------------------------------------
Investment income -- net*** ..............        .31          .57          .50          .37          .21          .59          .64
Realized and unrealized gain (loss) -- net       1.49         2.21         1.56         2.49         2.64        (5.57)         .65
                                           ----------------------------------------------------------------------------------------
Total from investment operations .........       1.80         2.78         2.06         2.86         2.85        (4.98)        1.29
                                           ----------------------------------------------------------------------------------------
Less dividends and distributions:
      Investment income -- net ...........       (.45)        (.47)        (.57)        (.42)        (.28)        (.63)        (.69)
      Realized gain -- net ...............      (1.34)       (1.60)       (1.26)          --           --         (.21)       (1.41)
                                           ----------------------------------------------------------------------------------------
Total dividends and distributions ........      (1.79)       (2.07)       (1.83)        (.42)        (.28)        (.84)       (2.10)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ........... $    27.64   $    27.63   $    26.92   $    26.69   $    24.25   $    21.68   $    27.50
                                           ========================================================================================

===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......       6.57%+      10.98%        7.88%       11.87%       13.16%+     (18.26%)       4.78%
                                           ========================================================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................        .82%++*      .84%++       .83%++       .83%++       .85%*        .84%         .82%
                                           ========================================================================================
Expenses .................................        .84%++*      .86%++       .85%++       .84%++       .85%*        .84%         .82%
                                           ========================================================================================
Investment income -- net .................       2.27%++*     2.15%++      1.86%++      1.42%++      1.71%*       2.47%        2.35%
                                           ========================================================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) . $  909,274   $  912,518   $  965,951   $1,052,738   $1,023,861   $  939,989   $1,311,739
                                           ========================================================================================
Portfolio turnover .......................         12%          12%          15%          17%          47%          52%          31%
                                           ========================================================================================

*     Annualized.

** Total investment returns exclude the effects of sales charges.

*** Based on average shares outstanding.

+ Aggregate total investment return.

++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         15

                                                                                 Investor B
                                           ----------------------------------------------------------------------------------------
                                           For the Six
                                           Months Ended    For the Year Ended   For the Period             For the Year
The following per share data and ratios     March 31,        September 30,       April 1, 2003            Ended March 31,
have been derived from information            2007      -----------------------  to Sept. 30,  ------------------------------------
provided in the financial statements.      (Unaudited)     2006         2005         2004         2003         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $    26.87   $    26.19   $    25.98   $    23.59   $    21.09   $    26.75   $    27.56
                                           ----------------------------------------------------------------------------------------
Investment income -- net*** ..............        .20          .35          .29          .17          .11          .39          .42
Realized and unrealized gain (loss) -- net       1.44         2.15         1.52         2.42         2.57        (5.42)         .64
                                           ----------------------------------------------------------------------------------------
Total from investment operations .........       1.64         2.50         1.81         2.59         2.68        (5.03)        1.06
                                           ----------------------------------------------------------------------------------------
Less dividends and distributions:
      Investment income -- net ...........       (.32)        (.22)        (.34)        (.20)        (.18)        (.42)        (.46)
      Realized gain -- net ...............      (1.34)       (1.60)       (1.26)          --           --         (.21)       (1.41)
                                           ----------------------------------------------------------------------------------------
Total dividends and distributions ........      (1.66)       (1.82)       (1.60)        (.20)        (.18)        (.63)       (1.87)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ........... $    26.85   $    26.87   $    26.19   $    25.98   $    23.59   $    21.09   $    26.75
                                           ========================================================================================

===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......       6.16%+      10.10%        7.09%       10.99%       12.73%+     (18.93%)       4.01%
                                           ========================================================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................       1.58%++*     1.61%++      1.61%++      1.60%++      1.62%*       1.62%        1.59%
                                           ========================================================================================
Expenses .................................       1.61%++*     1.64%++      1.63%++      1.63%++      1.62%*       1.62%        1.59%
                                           ========================================================================================
Investment income -- net .................       1.49%++*     1.35%++      1.12%++       .66%++       .95%*       1.69%        1.58%
                                           ========================================================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) . $  126,563   $  157,581   $  286,317   $  434,115   $  632,673   $  680,419   $1,222,487
                                           ========================================================================================
Portfolio turnover .......................         12%          12%          15%          17%          47%          52%          31%
                                           ========================================================================================

*     Annualized.

** Total investment returns exclude the effects of sales charges.

*** Based on average shares outstanding.

+ Aggregate total investment return.

++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net. See Notes to Financial Statements.


16         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

                                                                                 Investor C
                                           ----------------------------------------------------------------------------------------
                                           For the Six
                                           Months Ended    For the Year Ended   For the Period             For the Year
The following per share data and ratios     March 31,        September 30,       April 1, 2003            Ended March 31,
have been derived from information            2007      -----------------------  to Sept. 30,  ------------------------------------
provided in the financial statements.      (Unaudited)     2006         2005         2004         2003         2003         2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..... $    26.17   $    25.59   $    25.45   $    23.14   $    20.70   $    26.29   $    27.14
                                           ----------------------------------------------------------------------------------------
Investment income -- net*** ..............        .20          .34          .28          .16          .11          .38          .41
Realized and unrealized gain (loss) -- net       1.39         2.11         1.48         2.37         2.52        (5.32)         .63
                                           ----------------------------------------------------------------------------------------
Total from investment operations .........       1.59         2.45         1.76         2.53         2.63        (4.94)        1.04
                                           ----------------------------------------------------------------------------------------
Less dividends and distributions:
      Investment income -- net ...........       (.34)        (.27)        (.36)        (.22)        (.19)        (.44)        (.48)
      Realized gain -- net ...............      (1.34)       (1.60)       (1.26)          --           --         (.21)       (1.41)
                                           ----------------------------------------------------------------------------------------
Total dividends and distributions ........      (1.68)       (1.87)       (1.62)        (.22)        (.19)        (.65)       (1.89)
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ........... $    26.08   $    26.17   $    25.59   $    25.45   $    23.14   $    20.70   $    26.29
                                           ========================================================================================

===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......       6.15%+      10.13%        7.05%       10.98%       12.72%+     (18.92%)       4.01%
                                           ========================================================================================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................       1.58%++*     1.61%++      1.61%++      1.61%++      1.63%*       1.63%        1.61%
                                           ========================================================================================
Expenses .................................       1.61%++*     1.64%++      1.63%++      1.63%++      1.63%*       1.63%        1.61%
                                           ========================================================================================
Investment income -- net .................       1.50%++*     1.37%++      1.09%++       .64%++       .93%*       1.69%        1.59%
                                           ========================================================================================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) . $  100,722   $  101,175   $  113,356   $  134,013   $  143,482   $  137,674   $  199,774
                                           ========================================================================================
Portfolio turnover .......................         12%          12%          15%          17%          47%          52%          31%
                                           ========================================================================================

*     Annualized.

** Total investment returns exclude the effects of sales charges.

*** Based on average shares outstanding.

+ Aggregate total investment return.

++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net. See Notes to Financial Statements.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         17

Financial Highlights (concluded)

                                                                                         Class R
                                                 ---------------------------------------------------------------------------------
                                                 For the Six                                           For the      For the Period
                                                 Months Ended           For the Year Ended             Period         January 3,
The following per share data and ratios           March 31,               September 30,             April 1, 2003      2003+++
have been derived from information                  2007      ------------------------------------  to Sept. 30,     to March 31,
provided in the financial statements.            (Unaudited)     2006         2005         2004         2003            2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period ..... $    26.81   $    26.18   $    26.03   $    23.71   $    21.20      $    22.07
                                                 ---------------------------------------------------------------------------------
      Investment income -- net** ...............        .27          .49          .43          .30          .24             .20
      Realized and unrealized gain (loss) -- net       1.44         2.15         1.52         2.45         2.27           (1.07)
                                                 ---------------------------------------------------------------------------------
      Total from investment operations .........       1.71         2.64         1.95         2.75         2.51            (.87)
                                                 ---------------------------------------------------------------------------------
      Less dividends and distributions:
            Investment income -- net ...........       (.42)        (.41)        (.54)        (.43)          --+             --
            Realized gain -- net ...............      (1.34)       (1.60)       (1.26)          --           --              --
                                                 ---------------------------------------------------------------------------------
      Total dividends and distributions ........      (1.76)       (2.01)       (1.80)        (.43)          --+             --
                                                 ---------------------------------------------------------------------------------
      Net asset value, end of period ........... $    26.76   $    26.81   $    26.18   $    26.03   $    23.71      $    21.20
                                                 =================================================================================

==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share .......    6.43%@@        10.70%        7.63%       11.67%       13.31%@@        (3.94%)@@
                                                 =================================================================================

==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
      Expenses, net of waiver ..................       1.07%++*     1.09%++      1.08%++      1.07%++      1.10%*          1.09%*
                                                 =================================================================================
      Expenses .................................       1.09%++*     1.11%++      1.11%++      1.07%++      1.10%*          1.09%*
                                                 =================================================================================
      Investment income -- net .................       2.04%++*     1.91%++      1.65%++      1.10%++      2.07%*          2.76%*
                                                 =================================================================================

==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (in thousands) . $    5,872   $    4,805   $    4,349   $    2,526           --@             --@
                                                 =================================================================================
      Portfolio turnover .......................         12%          12%          15%          17%          47%             52%
                                                 =================================================================================

      *     Annualized.

      ** Based on average shares outstanding.

      + Amount is less than $(.01) per share.

      ++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      +++   Commencement of operations.

      @     Amount is less than $1,000.

      @@ Aggregate total investment return.

            See Notes to Financial Statements.


18         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Bond Portfolio (the "Master Portfolio") of Master Bond Trust (the "Trust"), a mutual fund that has the same investment objective and strategies as the fixed income portion of the Fund. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at March 31, 2007 was 23.9%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, the Fund's Class I, Class A, Class B, and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value. Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuations of short-term investment vehicles are generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         19
as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


20         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. ("MLIM") was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an investment advisory fee to the Manager, which is the Trust's investment adviser, to the extent it invests its fixed income assets in the Master Portfolio. The Manager has contractually agreed to waive its management fee in the amount the Fund pays in connection with its


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         21
investment in the Master Portfolio. For the six months ended March 31, 2007, the Manager earned fees of $4,961,859 of which $264,155 was waived.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Service      Distribution
                                                         Fee            Fee
--------------------------------------------------------------------------------
Investor A .........................................    .25%            --
Investor B .........................................    .25%           .75%
Investor C .........................................    .25%           .75%
Class R ............................................    .25%           .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and an affiliate of each Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution related services to Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                        FAMD             MLPF&S            BDI
--------------------------------------------------------------------------------
Investor A ..................          $53,850          $ 4,017          $   139
--------------------------------------------------------------------------------

For the six months ended March 31, 2007, MLPF&S received contingent deferred sales charges of $43,810 and $1,155 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, BDI received contingent deferred sales charges of $835 relating to transactions in Investor B Shares. Furthermore, MLPF&S received contingent deferred sales charges of $2,179 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to March 31, 2007, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                            Fees
--------------------------------------------------------------------------------
Institutional .........................................                  $13,244
Investor A ............................................                  $17,922
Investor B ............................................                  $ 4,363
Investor C ............................................                  $ 1,977
Class R ...............................................                  $    36
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2007, the Fund lent securities with a value of $41,962,357 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or


22         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007
in registered money market funds advised by the Manager or its affiliates. For the six months ended March 31, 2007, BIM received $8,516 in securities lending agent fees.

In addition, MLPF&S received $102,918 in commissions on the execution of portfolio security transactions for the Fund for the six months ended March 31, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2007 were $189,135,126 and $245,278,873, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $20,224,505 and $377,867,626 for the six months ended March 31, 2007 and the year ended September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six                                     Dollar
Months Ended March 31, 2007                        Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................        2,283,555       $  56,977,784
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................        2,335,947          70,523,906
                                              ---------------------------------
Total issued .............................        4,619,502         127,501,690
Shares redeemed ..........................       (4,024,895)       (112,502,529)
                                              ---------------------------------
Net increase .............................          594,607       $  14,999,161
                                              =================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended September 30, 2006                           Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................        2,992,590       $  79,445,833
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................        3,594,184          92,226,158
                                              ---------------------------------
Total issued .............................        6,586,774         171,671,991
Shares redeemed ..........................      (12,375,356)       (327,209,774)
                                              ---------------------------------
Net decrease .............................       (5,788,582)      $(155,537,783)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Six                                        Dollar
Months Ended March 31, 2007                        Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,467,526       $ 40,987,026
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................         1,860,789         50,799,596
                                              ---------------------------------
Total issued .............................         3,328,315         91,786,622
Shares redeemed ..........................        (3,458,626)       (96,414,031)
                                              ---------------------------------
Net decrease .............................          (130,311)      $ (4,627,409)
                                              =================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended September 30, 2006                           Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................        1,134,447       $  30,125,921
Automatic conversion of shares ...........        3,198,038          84,617,488
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................        2,477,720          63,422,218
                                              ---------------------------------
Total issued .............................        6,810,205         178,165,627
Shares redeemed ..........................       (9,663,151)       (255,655,194)
                                              ---------------------------------
Net decrease .............................       (2,852,946)      $ (77,489,567)
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the Six                                        Dollar
Months Ended March 31, 2007                         Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           230,308       $  6,226,103
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................           270,988          7,202,851
                                              ---------------------------------
Total issued .............................           501,296         13,428,954
Shares redeemed ..........................        (1,652,669)       (44,869,541)
                                              ---------------------------------
Net decrease .............................        (1,151,373)      $(31,440,587)
                                              =================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended September 30, 2006                           Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................          574,992       $  14,828,358
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................          598,848          14,912,251
                                              ---------------------------------
Total issued .............................        1,173,840          29,740,609
                                              ---------------------------------
Automatic conversion of shares ...........       (3,290,619)        (84,617,488)
Shares redeemed ..........................       (2,951,735)        (75,997,582)
                                              ---------------------------------
Total redeemed ...........................       (6,242,354)       (160,615,070)
                                              ---------------------------------
Net decrease .............................       (5,068,514)      $(130,874,461)
                                              =================================

-------------------------------------------------------------------------------
Investor C Shares for the Six                                        Dollar
Months Ended March 31, 2007                          Shares          Amount
-------------------------------------------------------------------------------
Shares sold ..............................           180,739       $  4,757,749
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................           207,521          5,358,209
                                              ---------------------------------
Total issued .............................           388,260         10,115,958
Shares redeemed ..........................          (393,132)       (10,337,756)
                                              ---------------------------------
Net decrease .............................            (4,872)      $   (221,798)
                                              =================================


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         23

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended September 30, 2006                            Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           243,881       $  6,132,019
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................           274,554          6,667,489
                                              ---------------------------------
Total issued .............................           518,435         12,799,508
Shares redeemed ..........................        (1,081,207)       (27,100,870)
                                              ---------------------------------
Net decrease .............................          (562,772)      $(14,301,362)
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Six                                           Dollar
Months Ended March 31, 2007                            Shares        Amount
-------------------------------------------------------------------------------
Shares sold ..............................             81,684       $ 2,186,551
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................             11,921           315,314
                                              ---------------------------------
Total issued .............................             93,605         2,501,865
Shares redeemed ..........................            (53,425)       (1,435,737)
                                              ---------------------------------
Net increase .............................             40,180       $ 1,066,128
                                              =================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended September 30, 2006                               Shares        Amount
-------------------------------------------------------------------------------
Shares sold ..............................             62,280       $ 1,597,654
Shares issued to shareholders
    in reinvestment of dividends
    and distributions ....................             13,238           329,008
                                              ---------------------------------
Total issued .............................             75,518         1,926,662
Shares redeemed ..........................            (62,385)       (1,591,115)
                                              ---------------------------------
Net increase .............................             13,133       $   335,547
                                              =================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended March 31, 2007.

Officers and Directors

Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
John Francis O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Kurt Schansinger, Vice President and
  Senior Portfolio Manager
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


24         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         25

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


26         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Lifecycle Prepared Portfolios+
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Prepared Portfolios+
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock NC Municipal MM Portfolio
BlackRock NJ Municipal MM Portfolio
BlackRock OH Municipal MM Portfolio
BlackRock PA Municipal MM Portfolio
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio

* See the prospectus for information on specific limitations on investments in the fund.

+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


         BLACKROCK BALANCED CAPITAL FUND, INC.         MARCH 31, 2007         27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Balanced Capital Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10252-3/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
         Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies
         - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
         Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Balanced Capital Fund, Inc.

By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Balanced Capital Fund, Inc.

    Date: May 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Balanced Capital Fund, Inc.

Date: May 21, 2007


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Balanced Capital Fund, Inc.

Date: May 21, 2007